SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              PROGINET CORPORATION
                              --------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)     Title of each class of securities to which transaction applies:

       2)     Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)     Proposed maximum aggregate value of transaction:

       5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form,  Schedule or  Registration  Statement No.:
         3) Filing Party:
         4) Date Filed:

                              PROGINET CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 23, 2004

To the Stockholders of Proginet Corporation:

         NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Proginet Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, November 23, 2004 at 5:00 p.m. local time, at the conference facility of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530 for the following purposes:

1.   To elect six  directors  of the  Company  to serve  until  the next  Annual
     Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2. To ratify the appointment of BDO Seidman, LLP to serve as the Company's independent registered public accountants for the fiscal year ending July 31, 2005; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.


         The Board of Directors has fixed the close of business on October 13, 2004 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the Company at 200 Garden City Plaza, Garden City, NY 11530.

         Whether or not you expect to be present at the meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope to American Stock Transfer & Trust Company, the transfer agent of the Company, located at 59 Maiden Lane, New York, New York 10038.

         BY ORDER OF THE BOARD OF DIRECTORS,


                                           Kevin M. Kelly
                                           President and Chief Executive Officer

Garden City, New York

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

--------------------------------------------------------------------------------
                                    IMPORTANT
THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.
--------------------------------------------------------------------------------

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              PROGINET CORPORATION

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

         The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Proginet Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on November 23, 2004, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders (the "Stockholders") of the Company is October 18, 2004. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended July 31, 2004, which accompanies this Proxy Statement. The Company's principal executive offices are located at 200 Garden City Plaza, Garden City, New York 11530, and its telephone number is (516) 535-3600. The Company can also be contacted via the Internet at www.proginet.com.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of proxy and any additional solicitation materials furnished to the Stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to the solicitation of proxies by mail, proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile or personal interview.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Stockholders will consider and vote upon the following matters:

         1. The election of six directors to the Company's Board of Directors to serve until the Company's 2005 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

         2. The ratification of the appointment of BDO Seidman, LLP as the independent registered public accountants of the Company for the fiscal year ending July 31, 2005; and

         3. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below and in favor of ratification of the appointment of independent registered public accountants. In the event a Stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on October 13, 2004 as the record date (the "Record Date") for determining Stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 13,343,054 shares of Common Stock, issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to Stockholders for approval at the Annual Meeting.

         The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. The ratification of independent registered public accountants requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if at least 34% of the outstanding shares of Common Stock, as of the Record Date, are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not present or entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                               SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of October 13, 2004, information with respect to the beneficial ownership of the Company's Common Stock by (i) each Stockholder known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table under the heading "Executive Compensation"; and (iv) all current directors and executive officers of the Company as a group. Unless otherwise noted, each of the Stockholders has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person's name.

--------------------------------------------- -------------------------------------- ---------------------------------
  Name and Address of Beneficial Owner (1)       Amount and Nature of Beneficial            Percent of Common
                                                          Ownership (2)                        Stock % (2)
--------------------------------------------- -------------------------------------- ---------------------------------
John Mazzone                                                            781,660 (3)                             5.86%
24 Ferris Drive
Clifton, NJ 07013
--------------------------------------------- -------------------------------------- ---------------------------------
John C. Daily                                                           324,000 (4)                             2.38%
18 Holly Lane
Rye, NY  10580
--------------------------------------------- -------------------------------------- ---------------------------------
George T. Hawes                                                           632,400                               4.74%
49 Central Drive
Plandome, NY 11030
--------------------------------------------- -------------------------------------- ---------------------------------
Dr. E. Kelly Hyslop                                                     499,494 (4)                             3.69%
Ard na Gaoithe
Knockeen, Goleen
W.Cork, Ireland
--------------------------------------------- -------------------------------------- ---------------------------------
William Loscalzo                                                         30,000 (4)                              .22%
1 Plantation Drive
Freehold, NJ  07728
--------------------------------------------- -------------------------------------- ---------------------------------
Stephen Sternbach                                                       132,500 (4)                              .98%
11 Phaeton Drive
Melville, NY  11747
--------------------------------------------- -------------------------------------- ---------------------------------
Kevin M. Kelly                                                          846,604 (4)                              6.2%
--------------------------------------------- -------------------------------------- ---------------------------------
Thomas C. Bauer                                                         330,884 (4)                             2.46%
--------------------------------------------- -------------------------------------- ---------------------------------
Kevin Bohan                                                             330,591 (4)                             2.46%
--------------------------------------------- -------------------------------------- ---------------------------------
Debra A. DiMaria                                                        160,000 (4)                             1.19%
--------------------------------------------- -------------------------------------- ---------------------------------
John W. Gazzola                                                          10,000 (4)                              .07%
--------------------------------------------- -------------------------------------- ---------------------------------
Arne H. Johnson                                                          92,500 (4)                              .69%
--------------------------------------------- -------------------------------------- ---------------------------------
All the Officers and Directors as a Group
(11 persons)                                                          3,388,973 (4)                            23.06%
--------------------------------------------- -------------------------------------- ---------------------------------

(1) Unless otherwise indicated, the address of each beneficial owner is the care of Proginet Corporation, 200 Garden City Plaza, Garden City, New York 11530.

(2) A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this proxy statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming all options, warrants or convertible securities that are held by such person (but not held by any other person) and which are exercisable or convertible within 60 days of this proxy statement have been exercised or converted. The percentage of ownership of all officers and directors as a group assumes a base of 14,695,554, consisting of 13,343,054 shares of common stock outstanding as of October 13, 2004 and 1,352,500 options calculated as described above.

(3) Based on information provided by the reporting person on a Schedule 13G filed with the Securities and Exchange Commission.

(4) The amount of beneficial ownership includes both common stock held and options owned and exercisable with 60 days after October 13, 2004. The specific number of options for each individual is as follows: John C. Daily - 277,059, Dr. E. Kelly Hyslop - 175,294, William Loscalzo - 30,000, Stephen Sternbach - 120,000, Kevin M. Kelly - 318,765, Thomas
         C. Bauer - 120,882, Kevin Bohan - 108,000, Debra A. DiMaria - 100,000, John W. Gazzola - 10,000, Arne H. Johnson - 92,500, and all officers and directors as a group 1,352,500.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended July 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except; a Form 3 was not timely filed upon John W. Gazzola's appointment as Vice President of Sales in October 2003, which omission was corrected by filing a Form 3 in August 2004.

PROPOSAL 1 - ELECTION OF DIRECTORS; NOMINEES

         At the Annual Meeting, Stockholders will elect six (6) directors to serve until the annual meeting of Stockholders scheduled to be held in the year 2005 and until their respective successors are elected and qualified. Each of the nominees has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

INFORMATION ABOUT NOMINEES

         The following table sets forth certain information with respect to the nominees for directors of Proginet Corporation.

------------------------------------- ----------------------------------- -----------------------------------
Name                                  Age                                 Position
------------------------------------- ----------------------------------- -----------------------------------
John C. Daily (1)(2)                  61                                  Director, Chairman
------------------------------------- ----------------------------------- -----------------------------------
George T. Hawes                       57                                  Director
------------------------------------- ----------------------------------- -----------------------------------
Dr. E. Kelly Hyslop (3)               Not Available                       Director
------------------------------------- ----------------------------------- -----------------------------------
William Loscalzo (1)                  56                                  Director
------------------------------------- ----------------------------------- -----------------------------------
Stephen Sternbach (2)                 49                                  Director
------------------------------------- ----------------------------------- -----------------------------------
Kevin M. Kelly (3)                    57                                  Director, President and Chief
                                                                          Executive Officer
------------------------------------- ----------------------------------- -----------------------------------

(1)      Member of the Audit Committee of the Board of Directors.
(2)      Member of the Compensation Committee of the Board of Directors.
(3)      Member of the Nominating Committee of the Board of Directors.

         John C. Daily has been Chairman of the Board since December 1998 and a Director of the Company since 1993. He has been Managing Director and Principal of Christian & Timbers, an executive search firm, since May 1997. Mr. Daily also served as Senior Vice President of Handy HRM, an executive search firm, from 1995 to May 1997; and President and Chief Executive Officer of Image Business Systems, a software development company, from June 1994 to December 1994. Mr. Daily was also CEO of Systems Center, an enterprise software company that was acquired by Sterling Software, and before that he held a series of executive positions at IBM over a 20-year career.

         George T. Hawes, CPA, has been a Director of the Company since August 2004 when he was appointed by the Board of Directors. Mr. Hawes who holds a B.B.A. in Accountancy from the University of Notre Dame, has more than 30 years' experience in international finance and business. He has served with such companies as Avon Products Ltd. and Hurdman and Cranston Certified Public Accountants (now part of KPMG). He is currently the president of G.T. Hawes & Co. Inc., a New York based real estate firm. He also sits on the Board of Directors and is Chairman of the Audit Committees of Gentry Resources Limited, a Canadian oil & gas exploration and development company, and Midway Gold Corp., a gold exploration company headquartered in Vancouver, British Columbia.

         Dr. E. Kelly Hyslop has been a Director of the Company since September 1996. He practiced as a medical doctor from 1969 through 1995 and is now retired. He has been involved with many public and private emerging growth companies as a strategic and financial advisor. He is currently Chief Executive Officer of various companies in Gibraltar.

         William Loscalzo, CPA, has been a Director of the Company since September 2003. Since 1992, Mr. Loscalzo served as the managing member in Loscalzo & Company, LLC, a firm specializing in audit and consulting services for privately held companies. From 1983-1991, Mr. Loscalzo served in the management of various real estate and construction entities and previously spent seven years with Arthur Andersen & Co. Mr. Loscalzo is a member of the American Institute of Certified Public Accountants (AICPA), the New York State Society of CPAs and the New Jersey Society of CPAs and is currently serving on the New Jersey Society of CPA's Accounting and Auditing Standards Committee. He received a Bachelor of Science degree in accounting from Fordham University and a Masters of Business Administration degree in taxation from Baruch College.

         Stephen Sternbach has been a Director of the Company since November 1999. Mr. Sternbach has been the President, Chief Executive Officer and a director of Star Multi Care Services, Inc., a health care provider based on Long Island, since 1986.

         Kevin M. Kelly is the President and Chief Executive Officer of the Company. Mr. Kelly became President of the Company in June 1994, and had previously served as an outside director for 2 years. From 1992 to June 1994, Mr. Kelly served as Chief Operating Officer of CDC Systems, where he managed an armored car company of over 1500 employees. He was also Senior Vice President of Nationar Bank in New York from 1984 to 1992, a correspondent commercial bank, and previously he was Division Executive and Vice President of Chase Manhattan Bank, a global banking organization. Mr. Kelly holds a Bachelor of Science degree in Mathematics from Iona College.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the non-director executive officers of the Company (as of October 13, 2004):

------------------------------------- ----------------------------------- ------------------------------------------
Thomas C. Bauer                       48                                  Chief Technology Officer
------------------------------------- ----------------------------------- ------------------------------------------
Kevin Bohan                           35                                  Chief Information Officer
------------------------------------- ----------------------------------- ------------------------------------------
Debra DiMaria                         42                                  Chief Financial Officer, Corporate
                                                                          Secretary
------------------------------------- ----------------------------------- ------------------------------------------
John W. Gazzola                       50                                  Senior Vice President of Sales
------------------------------------- ----------------------------------- ------------------------------------------
Arne H. Johnson                       55                                  Senior Vice President of Strategic
                                                                          Planning and Marketing
------------------------------------- ----------------------------------- ------------------------------------------


         Thomas C. Bauer has served as Chief Technology Officer since February 2003. He is the chief developer of the Xcom file transfer software, Fusion FMS, SecurPass, CyberFusion and SIFT software. From 1985 through 2003, Mr. Bauer served as the Company's Software Development Manager. Mr. Bauer graduated magna cum laude from Adelphi University in 1978 with a Bachelors of Business Administration degree.


         Kevin Bohan has served as Chief Information Officer of the Company since February 2003. He joined the Company in 1989 as a Network Engineer, and became manager of Customer Support in 1994. He was named Vice President of Sales and Customer Support in 1998 and served as such through September 2001. In September 2001, Mr. Bohan was named Chief Technology Officer and in February 2003 was appointed Chief Information Officer. Previously, Mr. Bohan served on the Board of Directors of OSINET Corporation, a non-profit standards based software association, and has served as Chairman of the North American Open System Implementers Workshop at the United States National Institute of Standards and Technology. His standards work included work on directory services. Mr. Bohan holds a Bachelor of Arts degree in Accounting from Iona College. Kevin Bohan is Kevin M. Kelly's nephew.


         Debra DiMaria has served as Chief Financial Officer and Corporate Secretary of the Company since December 2000. Before coming to Proginet, Ms. DiMaria spent fifteen years with Grant Thornton LLP, an international accounting and consulting firm. A 1985 graduate of St. John's University with a degree in Accounting, Ms. DiMaria earned the professional title of CPA in New York State in 1990. She is a member of the New York State Society of CPAs and the AICPA.

         John W. Gazzola joined Proginet in October 2003 as Senior Vice President of Sales. Mr. Gazzola brings 25 years of sales and sales management experience to his role at Proginet. He started his career at ADP in 1979 spending 14 years in various regional and national sales positions. While at JBA International from 1993 to 1999, Mr. Gazzola contributed significantly to that company's growth and market leadership in ERP software solutions for global 2000 companies. From 1999 to 2003, Mr. Gazzola gained additional experience in the B2B sales arena while at Nistevo Corporation. Just prior to joining Proginet, Mr. Gazzola was employed as the Northeast Regional Sales Manager of Comshare Inc. Mr. Gazzola is responsible for the operations and strategic leadership of the direct and indirect sales teams at Proginet.

         Arne H. Johnson was appointed Senior Vice President of Strategic Planning and Marketing in November 2002. Previously, Mr. Johnson had served as Vice President of Strategic Planning, Indirect Channels and Systems Engineering of the Company since January 2001. He was also the Company's Vice President of Development from June 1997 to January 2001. From 1992 to June 1997, he served as President of Huntington Consulting Group, a software consulting company, where his clients included J.P. Morgan Investment Management. Mr. Johnson also served as Senior Vice President and Vice President of Nationar Bank, a correspondent commercial bank, from 1985 to 1992, and as Vice President of Chase Manhattan Bank, a global banking organization, from 1978 to 1985. Mr. Johnson holds a Bachelors degree in Systems Engineering from Polytechnic Institute of New York and a Masters of Business Administration degree from Pace University.


STOCKHOLDER COMMUNICATIONS

         The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances, the Chairman of the Board is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors.

         Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that are important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, matters as to which the Company tends to receive repetitive or duplicative communications or matters as to which the Company would handle in the ordinary course of business.

         Stockholders who wish to send communications on any topic to the Board should address such communications in care of Company's Corporate Secretary at 200 Garden City Plaza, Garden City, NY 11530.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended July 31, 2004, the Board of Directors held eight (8) meetings. During such year, no director attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served on the Board of Directors, and (ii) the total number of meetings of committees of the Board of Directors held during the period he served on such committees.

         Proginet expects and encourages all of the Company's directors to attend the annual meeting of Stockholders. All of the individuals then serving as directors of Proginet attended our 2003 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE

         The Compensation Committee, which during fiscal year 2004 was comprised of Mr. Sternbach and Mr. Daily, has authority over the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board of Directors with respect to benefit plans and arrangements of the Company. The specific functions and responsibilities of the Compensation Committee are set forth in the written charter of the Compensation Committee, which was adopted by the Board of Directors on May 28, 2004. The Compensation Committee reviews and assesses the Charter annually and recommends any changes to the Board for approval. The Compensation Committee met three times during fiscal 2004.

NOMINATING COMMITTEE

         The Nominating Committee is currently comprised of Dr. Hyslop and Mr. Kelly. The Board has determined that Dr. Hyslop meets the independence requirements under the listing standards of the NASDAQ National Market, however, Mr. Kelly, being an employee, is not deemed independent. The nominating committee met twice during fiscal 2004. The duties and responsibilities of the nominating committee are set forth in the written charter of the Nominating Committee, which was adopted by the Board of Directors on May 24, 2004. Their duties include the following:

         1. Oversee the Board evaluation process including conducting periodic evaluations of the performance of the Board as a whole;
         2. Review the composition and size of the Board and determine the criteria for Board memberships;
         3. Evaluate the performance of Board members eligible for re-election and recommend the Director nominees for election to the Board by the stockholders at the annual meeting of stockholders;
         4. Identify, consider and recommend candidates to fill new positions or vacancies on the Board, and review any candidates recommended by stockholders in accordance with the bylaws; in performing these duties, the Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm's fees and other retention terms;

5. Evaluate director compensation, consulting with outside consultants, as appropriate, and make recommendations to the Board regarding director compensation;
6.       Make recommendations for continuing education of Board members.

DIRECTOR CANDIDATES

         The process followed by the Nominating Committee to identify and evaluate director candidates includes using an executive search firm, requests to Board members and others for recommendations, meeting from time to time to evaluate biographical information and background material relating to potential candidates, and interviewing selected candidates by Committee members.

           In deciding whether to include a candidate in the Board's slate of recommended director nominees, the Nominating Committee will apply criteria set forth in the Nominating Committee Charter. These criteria include the candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, independence and the ability to act in the interests of all stockholders. The Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for any prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

             Stockholders may recommend individuals to the Nominating Committee for consideration as director candidates by submitting their names to the Nominating Committee, c/o Corporate Secretary, Proginet Corporation, 200 Garden City Plaza, Garden City, NY 11530, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Common Stock for at least a year as of the date such recommendation is made. Upon receipt of appropriate biographical and background material, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

         Stockholders may also directly nominate director candidates, without any action or recommendation on the part of the Nominating Committee or the Board, by following the procedures set forth under "Information Concerning Stockholder Proposals".

AUDIT COMMITTEE

         The Audit Committee was comprised of Mr. Loscalzo and Mr. Daily during fiscal year 2004, each of whom meet the independence requirements for audit committee members under the listing standards of the NASDAQ National Market. The Board has determined that Mr. Loscalzo is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

          The Audit Committee's function is to nominate independent registered public accountants, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent registered public accountants' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent registered public accountants and management, and matters of concern to the independent registered public accountants resulting from the audit. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee, as amended, which was adopted by the Board of Directors on May 28, 2003. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee met four times during fiscal 2004. A copy of the Audit Committee Charter, as amended, was filed as an exhibit to the Fiscal 2003 Proxy Statement.

         For a copy of Proginet's Compensation Committee Charter, Nominating Committee Charter and Audit Committee Charter, stockholders may visit our corporate website at www.proginet.com or write to: Secretary of the Company, Proginet Corporation, 200 Garden City Plaza, Garden City, NY 11530.

AUDIT COMMITTEE REPORT

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent registered public accountants have the responsibility for the audit of the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended July 31, 2004, the Audit
Committee:

         o reviewed and discussed the audited financial statements for the fiscal year ended July 31, 2004 with management and BDO Seidman, LLP ("BDO"), the Company's independent registered public accountants;

         o discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         o received the written disclosures and the letter from BDO regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also discussed BDO's independence with BDO and considered whether the provision of non-audit services rendered by BDO

         o was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see Proposal 2 below).

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended July 31, 2004 be included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for that year.

                                   Respectfully,

                                   William Loscalzo, Audit Committee Chairman
                                   John C. Daily

EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years ended July 31, 2004, 2003, and 2002, information concerning total compensation paid to our chief executive officer and each of the other executive officers who received in excess of $100,000 for services rendered during the fiscal year ended July 31, 2004, in all capacities to the Company (the "Named Executive Officers"). In accordance with the rules of the SEC, the compensation described in this table does not include perquisites and other personal benefits totaling less than 10% of the total salary and bonus reported. The columns for "Other Annual Compensation" and "All Other Compensation" have been omitted because there is no such compensation required to be reported.

--------------------------------------------------------------------------------------------------------------
                                              Annual Compensation                              Long-Term
                                                                                              Compensation
                                                        $(US)                                    Awards
--------------------------------------------------------------------------------------------------------------
Name and Principal
Position                             FY                  Salary $             Bonus $         Options Granted
------------------------------------ -------------------------------------------------------------------------
Kevin M. Kelly                       04                   220,000                   -                       -
Chief Executive Officer              03                   215,000                   -                       -
and President                        02                   200,000              15,000                  50,000
--------------------------------------------------------------------------------------------------------------
Thomas C. Bauer                      04                   150,000                   -                       -
Chief Technology Officer             03                   150,000                   -                       -
                                     02                   146,250                   -                       -
--------------------------------------------------------------------------------------------------------------
Kevin Bohan                          04                   118,500                   -                       -
Chief Information Officer            03                   109,250           (1) 2,510                       -
                                     02                    88,000           (1)30,275                  30,000
--------------------------------------------------------------------------------------------------------------
Debra A. DiMaria                     04                   152,250                   -                       -
Chief Financial Officer              03                   150,437                   -                       -
                                     02                   145,000               7,500                  25,000
--------------------------------------------------------------------------------------------------------------
John W. Gazzola                      04(2)                110,384           (1)17,000                  30,000
Senior Vice President of
Sales
--------------------------------------------------------------------------------------------------------------
Arne Johnson                         04                   155,000                   -                       -
Senior Vice President of             03                   154,166                   -                       -
Strategic Planning and               02                   145,000               6,000                  30,000
Marketing
--------------------------------------------------------------------------------------------------------------

(1)      Commission and draw paid on sales license revenue.

(2) Reflects payment of salary to Mr. Gazzola from October 20, 2003 upon commencement of his employment with the Company through July 31, 2004.

STOCK OPTIONS

         The following table provides information in respect to the stock option grants made to Named Executive Officers during fiscal year 2004. No stock appreciation rights were granted during fiscal year 2004 to the Named Executive Officer(s).

------------------------- ---------------------- ----------------------- ---------------------- ------------------------
          Name            Number of Securities     % of Total Options       Exercise Price          Expiration Date
                           Under Option Grants         Granted to               ($U.S)
                                                 Employee(s) in Fiscal
                                                          Year
------------------------- ---------------------- ----------------------- ---------------------- ------------------------
John W. Gazzola                          30,000                    100%                    .33                 10/20/13
------------------------- ---------------------- ----------------------- ---------------------- ------------------------

The following table provides information with respect to the number of outstanding stock options held by each of the Named Executive Officers as of July 31, 2004.

---------------------------- ---------------------------------------------- ---------------------------------------------
                              Number of Securities Underlying Unexercised    Value of Unexercised In The Money Options
                                           Options at Fiscal                           at Fiscal Year End (1)
                                               Year End
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Name of Executive Officer         Exercisable           Unexercisable            Exercisable           Unexercisable
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Kevin M. Kelly                             318,765                       -                $39,250                      -
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Thomas C. Bauer                            120,882                       -                $ 1,950                      -
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Kevin Bohan                                108,000                       -              $  29,000                      -
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Debra DiMaria                              100,000                       -              $  26,000                      -
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
John W. Gazzola                                  -                  30,000                      -                $12,600
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Arne H. Johnson                             92,500                       -              $  24,700                      -
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1) Represents the fair market value of one share of our common stock at July 31, 2004, minus the exercise price.

There were no stock options exercised by any of the Named Executive Officers for the fiscal year ending July 31, 2004.

DIRECTOR COMPENSATION

         The Company compensates its non-employee directors $2,000 each per fiscal quarter, if a meeting is held and grants 10,000 stock options annually at the fair market value on the date of grant. The Company also compensates directors for reasonable expenses incurred in attending meetings of the Board of Directors.

MANAGEMENT CONTRACTS AND CHANGE-IN-CONTROL AGREEMENTS

         The Company has entered into "management agreements" with each of the Named Executive Officers. If a change of control in the Company occurs, these agreements provide:

         o A lump sum payment equal to the present value of the aggregate of the executive's base compensation (equal to the highest rate of base compensation in effect during the three-year period immediately preceding the termination) for a six month period (Kevin M. Kelly - eighteen month period) following the termination and the aggregate amount of annual bonuses (equal to the highest aggregate amount of such bonuses that the executive received in any one of the three years preceding the termination) that the executive would have received for the six month period (Kevin M. Kelly - eighteen month period) following the termination.
         o Continuation at the Company's expense of all benefits to which the executive was entitled prior to termination for a period of six months (Kevin M. Kelly - eighteen months).

There are no other Management Contracts or Change in Control Agreements for any of the executives or employees of the Company.



THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2

                    RATIFICATION AND APPROVAL OF APPOINTMENT
                  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         The Board of Directors has appointed BDO Seidman, LLP, as the independent registered public accountants of the Company for the fiscal year ending July 31, 2005, subject to ratification by the Stockholders. The firm of BDO Seidman, LLP has audited the books of the Company since fiscal year 2003. Previously, Grant Thornton LLP had audited the books of the Company since fiscal year 2000. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting to respond to questions from Stockholders and to make a statement if such representative desires to do so.

ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANTS

         On July 14, 2003, Proginet engaged BDO Seidman, LLP as its new independent public accountants and dismissed Grant Thornton LLP. The decision to change accountants was recommended and approved by the Audit Committee of Proginet's Board of Directors. The reports of Grant Thornton LLP for the years ended July 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During fiscal 2002 and 2001, and during the period from August 1, 2002 to July 14, 2003, there were no disagreements with Grant Thornton LLP on accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with their report.

         During the fiscal years and the subsequent interim period preceding the engagement of BDO Seidman, LLP, neither Proginet, nor anyone on its behalf, consulted BDO Seidman, LLP regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on Proginet's financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to Proginet that BDO Seidman, LLP concluded was a important factor considered by Proginet in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event.

INDEPENDENT AUDITOR FEES

         The following table summarizes the fees of BDO Seidman, LLP, billed to us for each of the last two years for audit services and billed to us in each of the last two fiscal years for other services:

      ----------------------------------------------------------------- ---------------- ----------------
                                FEE CATEGORY                                 2004             2003
      ----------------------------------------------------------------- ---------------- ----------------
      Audit fees (1)                                                           $ 75,512         $ 55,000
      ----------------------------------------------------------------- ---------------- ----------------
      Audit-related fees                                                           ----             ----
      ----------------------------------------------------------------- ---------------- ----------------
      Tax fees (2)                                                                8,500            8,000
      ----------------------------------------------------------------- ---------------- ----------------
      All other fees                                                               ----             ----
      ----------------------------------------------------------------- ---------------- ----------------
      Total fees                                                               $ 84,012          $63,000
                                                                               ========          =======

      ----------------------------------------------------------------- ---------------- ----------------


(1) Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2) Tax fees consist of fees for tax compliance.

  PRE-APPROVAL POLICY AND PROCEDURES

         The Audit Committee has adopted policies and procedures relating to the approval of all audit services and all non-audit services that are to be performed by the Company's independent auditor. This policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

         From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

         The Audit Committee has also delegated to its Chairman the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by the Chairman pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

         All audit services listed above were approved by the Audit Committee in accordance with the Company's pre-approval policies and procedures.

VOTE REQUIRED

         Ratification of the appointment of BDO Seidman, LLP as the independent registered public accountants of the Company requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS
OTHER MATTERS

         The Board of Directors does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Company not later than June 20, 2005 for inclusion in the Company's proxy statement and form of proxy card for that meeting. Notices of stockholder proposals relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy, will be considered untimely, and thus the Company's proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after September 3, 2005.

FORM 10-KSB

         Included with this Proxy Statement is the Company's 2004 Annual Report which contains the Company's Form 10-KSB for the fiscal year ended July 31, 2004. The exhibits to the Annual Report on Form 10-KSB for the fiscal year ended July 31, 2004 may be obtained by any stockholder without charge upon written request to the Corporate Secretary, at the Company's principal offices, 200 Garden City Plaza, Garden City, NY 11530. The Company's filings can also be found at http://www.sec.gov.

                                  By Order of the Board of Directors


                                  John C. Daily
                                  Chairman

Garden City, New York
October 13, 2004